SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2005
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)

       Maryland                      0-30507                    94-3324992
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)

               420 Florence Street, Suite 200, Palo Alto, CA 94301
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.01   Regulation FD Disclosure.

On November 22, 2005, the registrant mailed a letter dated November 22, 2005, to its shareholders. A copy of the letter is attached to this report as Exhibit 20.1.

Item 9.01.  Financial Statements and Exhibits


Exhibit 20.1  Letter to Shareholders dated November 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 22, 2005        BellaVista Capital, Inc.



                                  By:  /s/ MICHAEL RIDER
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                                       Michael Rider, Chief Executive Officer